                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number: 811-8287

                     Cohen & Steers Equity Income Fund, Inc.
               (Exact name of registrant as specified in charter)

               757 Third Avenue, New York, NY         10017
           (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 832-3232 Date of fiscal year end: December 31
Date of reporting period: December 31, 2002

Item 1. Reports to Stockholders.

The registrant's annual report to shareholders, for the period ended December 31, 2002, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

  (b) (1) Certification, dated as of February 26, 2003, of Robert H. Steers, principal executive officer of the registrant.

  (b) (2) Certification, dated as of February 26, 2003, of Martin Cohen, principal financial officer of the registrant.

  (b) (3) Certification, dated as of February 26, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

  (b) (4) Certification, dated as of February 26, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


COHEN & STEERS EQUITY INCOME FUND, INC.

By: /s/ Robert H. Steers, Chairman

Date: February 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

Date: February 26, 2003

By: /s/ Martin Cohen, President, Treasurer and principal financial officer

Date: February 26, 2003




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                     COHEN & STEERS EQUITY INCOME FUND, INC.

February 7, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2002. The net asset values per share at that date were $11.43, $11.17, and $11.17 for Class A, B, and C shares, respectively. Class I shares had a net asset value of $11.55. In addition, a distribution was declared for shareholders of record on December 19, 2002 and paid on December 20, 2002 to all four classes of shares. The distributions were as follows: Class A shares $0.26 per share ($0.19 regular distribution plus a $0.07 special distribution), Class B shares $0.19 per share, Class C shares $0.19 per share and Class I shares $0.30 per share ($0.19 regular distribution plus an $0.11 special distribution).

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of - 0.7% for Class A shares. Class B and C shares both returned - 0.9% for the quarter. Class I shares returned
- 0.7%. This compares to the NAREIT Equity REIT Index's(a) total return of 0.4%. For the year, the fund's total return was 4.7% for Class A shares. Class B shares and C shares both returned 4.0%. Class I shares returned 5.0%. The NAREIT Equity REIT Index's total return was 3.8%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    For the third year in a row, REITs produced positive absolute returns in a financial market environment that most equity investors found both challenging and discouraging. Stock market losses over the past three years reached historic proportions as expectations for stronger economic growth and, more importantly, corporate profit growth dimmed continuously throughout the year.

    The best performing REIT sectors were those that experienced the highest earnings growth. Regional mall REITs had a total return of 24.6%, shopping centers were up 17.8%, and the relatively healthy industrial sector rose 17.4%. The worst performers were the office and apartment sectors, which returned
 - 6.3% and - 6.2% respectively. For the second year in a row small capitalization REITs outdistanced larger companies by roughly 9% to 2%, a phenomenon that in our opinion was more the result of declining interest rates than superior fundamentals.

    Turning to our performance, the fund benefited from maintaining an overweight position in the regional mall sector. The continued resilience of the consumer was the driving force behind this sector's outstanding results. The Macerich Company, a California-based owner and operator of Class A and B malls, delivered a total return of 25% during the year, and was a standout performer for the fund. Despite maintaining an overweight position in the office sector for most of the year, our stock selection enabled us to add value in this underperforming sector. For example, our overweight position in Prentiss Properties benefited the fund as this well-diversified, conservatively financed company generated a total return of 11% during the year. An unfavorable market mix and management uncertainties led us to maintain an underweight in large cap Equity Office

-------------------

(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

Properties, which paid off as this bellwether company generated a total return of - 11% for the year. Importantly, we fully expect that our office position will be very rewarding in the coming year, as we discuss in our investment outlook below.

    Our underweight positions in both the apartment and hotel sectors also contributed to performance, as these were two of the worst performing sectors during 2002. Of all the REIT property sectors, apartments and hotels are the most sensitive to the economy due to the relatively short duration of their leases. Thus, as it became clear throughout the year that an economic recovery would be pushed out, stocks in these two sectors suffered.

    One area which detracted from the fund's performance was the shopping center sector. Similar to the regional mall sector, shopping center companies also benefited from the continued strength of the consumer. We maintained an underweight position due to our belief that, while fundamentals for this property type were relatively strong, this was more than reflected in stock valuations. As it turns out, the market was willing to pay an even higher premium for stocks in this sector, enabling them to outperform by a wide margin for the second year in a row. As long as the companies in this sector continue to trade at premiums to the value of their underlying assets, as we believe they currently do, we believe there are better opportunities elsewhere, as most other sectors are currently trading at discounts to net asset values.

    While REIT share prices escaped the throes of the bear market for the year as a whole, their fundamentals did not. By year end, prices started catching up with earnings prospects. In the first half of the year, REITs had a 13.5% total return. By midyear, however, fears of a return to recession, a decline in earnings expectations, and the growing threats of war shook even REIT investors' confidence. Toward year end, these fears became justified as vacancy rates began to rise at a significant rate. Deterioration was experienced in all sectors with the exception of retail. Consequently, REIT prices retreated, declining by 13.4% in the four months from July through October. The prospect of a delayed recovery in real estate fundamentals (and therefore, REIT earnings) until as late as 2004 dictated this correction in prices. Throughout the second half of the year, earnings estimates for almost all REITs decayed to the point where a modest decline in REIT industry earnings is expected for 2003.

    For the first time in 10 years, expectations of a decline in earnings also precipitated fears of weakening dividend safety. In fact, two multifamily REITs reduced their dividends in the fourth quarter. It is expected by many that several more such cuts, particularly in the apartment sector, are in the offing this year. Again, the speed with which fundamentals deteriorated for some of these companies was alarming. At year end 2001, REIT free cash flows covered dividends by a ratio of 1.5, whereas by year end 2002 this ratio declined to
1.3. We believe it is unlikely to go much lower and, as a result, any notion of widespread dividend cuts is totally unwarranted in our view. Despite this cyclical downturn, we believe that our portfolio companies are extremely well capitalized, well managed and well positioned for a cyclical recovery.

    In other developments in 2002, net inflows into REIT mutual funds, at $3.4 billion, plus another $2.3 billion in closed-end REIT funds, were the highest since 1998 and were consistent throughout the year. This was in contrast to the persistent flow out of other equity mutual funds. However, despite favorable investor sentiment REITs raised very little equity capital. There was only one sizable initial public offering of note, made by Heritage Property Investment Trust, and $5.8 billion was raised in all other REIT common stock offerings. Even though interest rates reached and remained at generational lows, REITs in aggregate did not borrow more in 2002 than in 2001. We believe this lack of appetite for capital is the result of a shortage of compelling investment opportunities coupled with

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

a strong investment and capital markets discipline. Property prices generally rose throughout the year, the result of the strength of demand for realty investments by those who remained unfazed by moderating rental income growth. This permitted REITs to transact a record volume of property sales while at the same time validating our belief that, in general, REIT stocks continue to trade at discounts to the value of their underlying assets.

INVESTMENT OUTLOOK

    As has been our outlook for the past year, we believe that economic growth will continue at a moderate pace over the coming quarters and well into 2004. With unprecedented fiscal and monetary stimulus already in the system, recently introduced additional stimulus, a weakening dollar and the upcoming presidential election in 2004, this case has only grown stronger. Perhaps the largest uncertainties that remain ahead are the war on terror (which will likely last for a long time) and the potential war in Iraq (which, if it happens, could be fairly short). Our sense is that these concerns are already discounted in REIT share prices and perhaps the overall stock market as well. Nonetheless, they will likely increase the popularity of a more conservative, income-oriented approach to investing that emphasizes absolute returns -- an approach that we believe will favor REITs.

    Currently, we face two misperceptions in our industry. The first is that REIT share prices are disconnected from real estate and REIT fundamentals. On the contrary, the previously noted REIT market decline in the second half of last year most likely discounted currently weak fundamentals. We believe that REIT share prices remain connected with net asset values, which have been buoyed by the robust private market. Looking forward, the key to investment success in 2003 will be to accurately project the outlook for profit growth in 2004. Because real estate is an asset class that has considerable visibility, any profit recovery will be evident well in advance. In our opinion, the key factors are economic and job growth, and how they translate into improving health for real estate markets. Just as there was a collapse in demand for space in the past two years, we expect to see an improvement in demand as the economic recovery continues to unfold. Because the supply of new space has been relatively low for many property types, our expectation is that as the year progresses we will see sequential improvement in occupancy rates, rental rates and profits for just about every sector of the REIT industry. If the economy responds as strongly as we expect, real estate fundamentals in some sectors may potentially recover as fast as they deteriorated last year.

    The second misperception is that if stocks do well in 2003, REITs will not. History simply does not corroborate this assertion and the diversification benefits of REITs are extant irrespective of the stock market cycle. Whereas many analysts have tried to predict REIT performance relative to the stock market, we believe that this is simply not an appropriate comparison. In addition, the stock market debacle of the past three years has disillusioned many investors and encouraged greater investment in what are viewed as more predictable asset classes, such as real estate. The continued demand for property investments has stabilized private market values, and there are a growing number of institutional and individual investors seeking to increase their exposure to the real estate asset class. The proven success of the REIT format has attracted much of this capital to the public market. Early estimates indicate that in 2002 REITs garnered over 20% of institutional investor real estate commitments, more than double that in 2001. Real estate values should hold up as long as the economy grows, interest rates do not soar, and the demand for property investment remains strong -- all of which we expect to happen. Finally, with interest rates and total return expectations generally very low, achieving one's investment

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                                       3





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

objective primarily through current income, rather than significant capital appreciation, may well attract even more investors to REITs.

    The persistent strength of real estate prices has left REITs with very limited new investment opportunities in many sectors. One result is that we have seen a return to substantial share buybacks by many REITs. In addition, if REIT share prices languish, we would fully expect that REITs themselves would be targets of opportunistic investors. Indeed, toward the close of last year, Simon Property Group, the nation's largest owner of shopping centers, launched a hostile acquisition campaign for Taubman Centers. While the outcome of this contest is still undecided, it is representative of the discounts from asset value at which many public companies today are selling. We believe that for the companies with the best quality properties, anything more than a modest discount from NAV will invite corporate action to close that gap, thereby mitigating a great deal of downside risk.

    In terms of portfolio positioning, we enter 2003 with our largest absolute and relative weighting in the office sector. The major office owners today are among the most undervalued in our universe, with excellent balance sheets that afford them significant financial flexibility. They are selling at the greatest discounts from net asset value, even greater discounts from replacement cost, and have high dividend yields that we believe are adequately covered by cash flows. We are maintaining an underweight position in the apartment sector because of the persistence of new construction despite continually declining demand. It is unlikely that we will change this view until we see a meaningful improvement in the employment picture, preferably coupled with a slowdown in the surge of single-family home ownership. Our expectations for a stronger economy warrant a significant representation in both the regional mall and industrial sectors. We are continuing to avoid the hotel sector until the companies are in a position to begin paying normalized dividends again.

    If there are any lingering doubts about REIT investment characteristics, REITs' performance in 2002 should have laid them to rest. While some investors may be tempted to become 'market timers' in response to the high volatility and poor returns from stocks over the past several years, we believe that they would be much better served by practicing portfolio diversification. The ability of REITs to produce attractive absolute returns -- with the majority of returns coming from income -- has earned them an important role in many investors' portfolios.

THE TAXATION OF DIVIDENDS

    The centerpiece of the Bush administration's recently announced economic stimulus plan is to eliminate the double taxation of corporate dividends by making them tax-free at the shareholder level. It is a proposal that, depending on how it is adopted, could have wide ranging implications for the financial markets and corporate dividend policies. Although details have not yet been formulated, it is generally believed that REIT dividends would not be eligible for this tax-exempt status because REITs do not pay taxes. It is also generally believed that if REIT dividends remain subject to taxation, REITs would be somewhat less tax-advantaged than they have been historically with respect to some parts of the investor universe.

    Without knowing the final details (such as whether there will be any limitations on this exclusion), which indeed we may not know until a bill is signed into law, it is very difficult to draw any firm conclusions. However, there are a few points worth making. First, this provision would not remove any of the intrinsic advantages that REITs currently enjoy -- it essentially leaves them unchanged. Second is that the majority of shareholders at large, including REIT shareholders, are already tax-exempt. For pension funds, endowments and retirement accounts, as

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

examples, the high dividends of REITs will remain at least as attractive, if not more so, no matter what the tax status is for other securities. And third, we believe the major determinant of all security prices, including those of REITs, will be fundamentals. Thus, whatever the outcome of this tax bill, our primary focus will continue to be the analysis and assessment of real estate fundamentals, and the impact of these fundamentals on REIT share prices.

Sincerely,


             Martin Cohen        Robert H. Steers
             ------------        ----------------
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                       Greg E. Brooks
                       --------------
                       GREG E. BROOKS
                       Portfolio Manager

    -----------------------------------------------------------
         Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM
    ------------------------------------------------------------

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Equity Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The fund's investment adviser anticipates that the fund's equity investments in real estate companies will primarily be in securities that pay higher dividends than the stock market as a whole.

    The fund dramatically outperformed the S&P 500, and beat the performance of the NAREIT Equity REIT Index by a narrow margin, based on net asset value. Contributing to the fund's performance was an overweight position in the regional mall sector. The continued resilience of the consumer was the driving force behind this sector's outstanding results. The fund also benefited from its allocation to REIT preferred stocks, which generated positive total returns, mainly as a function of continued easing by the Federal Reserve over the course of the year. Our underweight positions in both the apartment and hotel sectors also contributed to performance, as these were two of the worst performing sectors during 2002. One area which detracted from the fund's performance was the shopping center sector. We maintained an underweight position due to our belief that, while fundamentals for this property type were relatively strong, this was more than reflected in stock valuations. As it turns out, the market was willing to pay an even higher premium for stocks in this sector, enabling them to outperform by a wide margin for the second year in a row.

COHEN & STEERS EQUITY INCOME FUND -- CLASS A

                               [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------
                           Average Annual Total Returns
                          For Periods Ended Dec. 31, 2002
-------------------------------------------------------------------------------
                      1 Year           5 Years        Since Inception (9/2/97)
-------------------------------------------------------------------------------
Fund                   0.01%(b)          4.67%(b)              6.16%(b)
-------------------------------------------------------------------------------
NAREIT Equity(a)       3.82%             3.30%                 5.05%
-------------------------------------------------------------------------------
S&P 500(a)           -22.12%            -0.58%                 0.41%
-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
SINCE INCEPTION
Reflects $9,550 investment
made on September 2, 1997


                       NAREIT       Cohen & Steers
                     Equity REIT     Equity Income        S&P
                       Index(a)      Fund-Class A        500(a)
                    --------------   ------------      -----------
 9/02/97(e)            10,000            9,550           10,000
 9/30/97               10,873            9,908           10,228
12/31/97               11,063           10,453           10,522
 3/31/98               11,011           10,557           11,989
 6/30/98               10,506           10,240           12,385
 9/30/98                9,401            9,540           11,153
12/31/98                9,126            9,350           13,528
 3/31/99                8,686            8,883           14,202
 6/30/99                9,562            9,901           15,203
 9/30/99                8,793            9,085           14,253
12/31/99                8,704            8,843           16,374
 3/31/00                8,912            8,952           16,750
 6/30/00                9,851           10,098           16,306
 9/30/00               10,604           10,911           16,148
12/31/00               11,000           11,279           14,885
 3/31/01               11,043           11,736           13,120
 6/30/01               12,259           13,086           13,888
 9/30/01               11,938           12,543           11,849
12/31/01               12,532           13,130           13,116
 3/31/02               13,566           14,233           13,152
 6/30/02               14,246           14,851           11,390
 9/30/02               12,956           13,853            9,422
12/31/02               13,009           13,751           10,216


COHEN & STEERS EQUITY INCOME FUND -- CLASS B

                               [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------
                           Average Annual Total Returns
                          For Periods Ended Dec. 31, 2002
-------------------------------------------------------------------------------
                      1 Year           Since Inception (1/15/98)
-------------------------------------------------------------------------------
Fund                   0.01%(c)                 4.35%(d)
-------------------------------------------------------------------------------
NAREIT Equity(a)       3.82%                    3.30%
-------------------------------------------------------------------------------
S&P 500(a)           -22.12%                   -0.19%
-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
SINCE INCEPTION

                     Cohen & Steers     NAREIT
                     Equity Income    Equity REIT        S&P
                     Fund-Class B      Index(a)         500(a)
                    --------------   ------------    -----------
 1/15/98(f)             10,000          10,000          10,000
 3/31/98                10,066           9,953          11,625
 6/30/98                 9,739           9,496          12,009
 9/30/98                 9,063           8,497          10,814
12/31/98                 8,863           8,249          13,117
 3/31/99                 8,410           7,851          13,770
 6/30/99                 9,361           8,643          14,741
 9/30/99                 8,576           7,948          13,820
12/31/99                 8,333           7,868          15,876
 3/31/00                 8,418           8,056          16,241
 6/30/00                 9,485           8,906          15,811
 9/30/00                10,227           9,587          15,658
12/31/00                10,226           9,944          14,433
 3/31/01                10,928           9,983          12,721
 6/30/01                12,164          11,082          13,466
 9/30/01                11,641          10,791          11,489
12/31/01                12,166          11,329          12,717
 3/31/02                13,166          12,264          12,753
 6/30/02                13,717          12,878          11,044
 9/30/02                12,772          11,713           9,135
12/31/02                12,353          11,761           9,906

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                     COHEN & STEERS EQUITY INCOME FUND, INC.



COHEN & STEERS EQUITY INCOME FUND -- CLASS C

                               [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------
                           Average Annual Total Returns
                          For Periods Ended Dec. 31, 2002
-------------------------------------------------------------------------------
                      1 Year           Since Inception (1/14/98)
-------------------------------------------------------------------------------
Fund                   3.01%(g)                 4.95%
-------------------------------------------------------------------------------
NAREIT Equity(a)       3.82%                    3.30%
-------------------------------------------------------------------------------
S&P 500(a)           -22.12%                   -0.34%
-------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT
SINCE INCEPTION

                     Cohen & Steers     NAREIT
                     Equity Income    Equity REIT        S&P
                     Fund-Class C      Index(a)         500(a)
                    --------------   ------------    -----------
 1/14/98(f)             10,000          10,000          10,000
 3/31/98                10,099           9,953          11,538
 6/30/98                 9,771           9,496          11,919
 9/30/98                 9,093           8,497          10,733
12/31/98                 8,892           8,249          13,019
 3/31/99                 8,454           7,851          13,667
 6/30/99                 9,383           8,643          14,631
 9/30/99                 8,603           7,948          13,716
12/31/99                 8,359           7,868          15,757
 3/31/00                 8,444           8,056          16,120
 6/30/00                 9,516           8,906          15,693
 9/30/00                10,261           9,587          15,540
12/31/00                10,580           9,944          14,325
 3/31/01                10,974           9,983          12,626
 6/30/01                12,215          11,082          13,365
 9/30/01                11,670          10,790          11,403
12/31/01                12,217          11,329          12,622
 3/31/02                13,221          12,264          12,657
 6/30/02                13,775          12,878          10,961
 9/30/02                12,826          11,713           9,067
12/31/02                12,707          11,761           9,831

COHEN & STEERS EQUITY INCOME FUND -- CLASS I


                            [PERFORMANCE GRAPH]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



(a) The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class's inception for which comparable performance data exist. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 4.73% for the year ended December 31, 2002, 5.64% for the five years ended December 31, 2002 and 7.08% since inception.

(c) Return includes a deferred sales charge of 4%. Without the deferred sales charge, the total return would have been 4.01%.

(d) Return includes a deferred sales charge of 3%. Without the deferred sales charge, the total return would have been 4.86%.

(e) Commencement of operations.

(f) Initial offering of shares.

(g) Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been 4.01%.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2002

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD(a)
                                                       ---------   ------------   ------------
EQUITIES                                     97.10%
  COMMON STOCK                               87.69%
    DIVERSIFIED                               1.83%
         Colonial Properties Trust..................     303,600   $ 10,304,184       7.78%
                                                                   ------------
    HEALTH CARE                               7.24%
         Health Care Property Investors.............     227,100      8,697,930       8.67
         Health Care REIT...........................     401,400     10,857,870       8.65
         Nationwide Health Properties...............     613,200      9,155,076      12.32
         Ventas.....................................   1,054,900     12,078,605       8.30
                                                                   ------------
                                                                     40,789,481
                                                                   ------------
    INDUSTRIAL                                6.02%
         First Industrial Realty Trust..............     366,200     10,253,600       9.79
         Keystone Property Trust....................     500,000      8,485,000       7.66
         ProLogis...................................     603,400     15,175,510       5.65
                                                                   ------------
                                                                     33,914,110
                                                                   ------------
    OFFICE                                   34.02%
         Arden Realty...............................     726,400     16,089,760       9.12
         Boston Properties..........................     404,600     14,913,556       6.62
         Brandywine Realty Trust....................     721,900     15,744,639       8.07
         CarrAmerica Realty Corp....................     708,000     17,735,400       7.98
         Crescent Real Estate Equities Co...........   1,028,400     17,112,576       9.01
         Equity Office Properties Trust.............   1,183,100     29,553,838       8.01
         Highwoods Properties.......................     623,100     13,770,510      10.59
         Mack-Cali Realty Corp......................     565,900     17,146,770       8.32
         Mission West Properties....................     226,300      2,240,370       9.70
         Prentiss Properties Trust..................     582,200     16,464,616       7.92
         Vornado Realty Trust.......................     827,100     30,768,120       7.31
                                                                   ------------
                                                                    191,540,155
                                                                   ------------
    OFFICE/INDUSTRIAL                         8.12%
         Kilroy Realty Corp.........................     513,200     11,829,260       8.59
         Liberty Property Trust.....................     525,200     16,774,888       7.51
         Reckson Associates Realty Corp.............     473,800      9,973,490       8.08
         Reckson Associates Realty
           Corp. -- Class B.........................     318,100      7,125,440      11.56
                                                                   ------------
                                                                     45,703,078
                                                                   ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited by PricewaterhouseCoopers, LLP.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2002

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD
                                                       ---------   ------------   ------------
    RESIDENTIAL                              13.12%
      APARTMENT                              12.58%
         Apartment Investment & Management
           Co. -- Class A...........................     237,700   $  8,908,996       8.75%
         Archstone-Smith Trust......................     774,100     18,222,314       7.26
         AvalonBay Communities......................     270,500     10,587,370       7.15
         Camden Property Trust......................     246,100      8,121,300       7.70
         Equity Residential.........................     156,500      3,846,770       7.04
         Gables Residential Trust...................     321,800      8,022,474       9.67
         Home Properties of New York................     164,500      5,667,025       7.08
         Post Properties............................     134,000      3,202,600       7.53
         Summit Properties..........................     237,800      4,232,840       7.58
                                                                   ------------
                                                                     70,811,689
                                                                   ------------
      MANUFACTURED HOME                       0.54%
         Chateau Communities........................     131,600      3,026,800       9.57
                                                                   ------------
         TOTAL RESIDENTIAL..........................                 73,838,489
                                                                   ------------
    SHOPPING CENTER                          17.34%
      COMMUNITY CENTER                        3.31%
         Developers Diversified Realty Corp.........     107,500      2,363,925       6.91
         Federal Realty Investment Trust............     391,800     11,017,416       6.90
         Heritage Property Investment Trust.........      81,700      2,040,049       8.41
         Kramont Realty Trust.......................     105,400      1,544,110       8.87
         Urstadt Biddle Properties -- Class A.......     150,000      1,662,000       7.58
                                                                   ------------
                                                                     18,627,500
                                                                   ------------
      REGIONAL MALL                          14.03%
         CBL & Associates Properties................      78,700      3,151,935       6.54
         General Growth Properties..................     104,000      5,408,000       5.54
         Glimcher Realty Trust......................     306,900      5,447,475      10.82
         Macerich Co................................     686,800     21,119,100       7.41
         Mills Corp.................................     596,900     17,513,046       7.46
         Ramco-Gershenson Properties Trust..........     111,500      2,202,125       8.51
         Simon Property Group.......................     532,000     18,125,240       6.46
         Taubman Centers............................     372,200      6,040,806       6.41
                                                                   ------------
                                                                     79,007,727
                                                                   ------------
         TOTAL SHOPPING CENTER......................                 97,635,227
                                                                   ------------
             TOTAL COMMON STOCK (Identified
                cost -- $499,684,957)...............                493,724,724
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2002

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD
                                                       ---------   ------------   ------------
  PREFERRED STOCK                             9.41%
    DIVERSIFIED                               0.39%
         Colonial Properties Trust, 8.75%,
           Series A.................................      85,700   $  2,144,214       8.75%
         Colonial Properties Trust, 9.25%,
           Series C.................................       1,800         47,160       8.82
                                                                   ------------
                                                                      2,191,374
                                                                   ------------
    HEALTH CARE                               0.75%
         Health Care Property Investors, 8.70%,
           Series B.................................       4,500        114,300       8.58
         Healthcare REIT, 8.875%, Series B..........      17,500        438,550       8.86
         Nationwide Health Properties, 7.677%,
           Series P.................................      50,000      3,681,250      10.43
                                                                   ------------
                                                                      4,234,100
                                                                   ------------
    HOTEL                                     0.65%
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)............................      49,100      1,023,735       9.35
         FelCor Lodging Trust, 9.00%, Series B......      43,000      1,057,800       9.15
         Innkeepers USA Trust, 8.625%, Series A.....      64,700      1,565,740       8.93
                                                                   ------------
                                                                      3,647,275
                                                                   ------------
    OFFICE                                    3.26%
         Alexandria Real Estate Equities, 9.10%,
           Series B.................................      42,500      1,110,100       8.73
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)...................     315,300      6,085,290       8.76
         HRPT Properties Trust, 8.75%, Series B.....     160,000      4,086,400       8.57
         Highwoods Properties, 8.625%, Series A.....       7,400      7,062,375       9.04
                                                                   ------------
                                                                     18,344,165
                                                                   ------------
    OFFICE/INDUSTRIAL                         0.31%
         PS Business Parks, 8.75%, Series F.........      66,300      1,766,895       8.22
                                                                   ------------
    RESIDENTIAL -- APARTMENT                  1.70%
         Apartment Investment & Management Co.,
           9.00%, Series C..........................      97,300      2,427,635       9.02
         Apartment Investment & Management Co.,
           9.375%, Series G.........................      73,300      1,918,994       8.94
         Apartment Investment & Management Co.,
           10.10%, Series Q.........................      53,000      1,404,500       9.55
         Apartment Investment & Management Co.,
           10.00%, Series R.........................     116,600      3,060,750       9.52
         Mid America Apartment Communities, 8.875%,
           Series B.................................      18,300        455,670       8.92
         Mid America Apartment Communities, 9.375%,
           Series C.................................      10,700        267,607       9.36
                                                                   ------------
                                                                      9,535,156
                                                                   ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2002

                                                        NUMBER        VALUE         DIVIDEND
                                                       OF SHARES     (NOTE 1)        YIELD
                                                       ---------   ------------   ------------
    SHOPPING CENTER                           2.35%
      COMMUNITY CENTER                        0.42%
         Commercial Net Lease Realty, 9.00%,
           Series A.................................      24,500   $    627,200       8.79%
         Developers Diversified Realty Corp., 8.60%,
           Series F.................................      68,000      1,754,400       8.33
                                                                   ------------
                                                                      2,381,600
                                                                   ------------
      REGIONAL MALL                           1.93%
         CBL & Associates Properties, 8.75%,
           Series B.................................      49,000      2,543,100       8.44
         Crown American Realty Trust, 11.00%,
           Series A.................................       9,800        542,430       9.94
         Mills Corp., 9.00%, Series B...............     147,700      3,803,275       8.74
         Mills Corp., 9.00%, Series C(a)............      44,000      1,100,000       9.00
         Ramco-Gershenson Property Trust, 9.50%,
           Series B.................................      39,300      1,008,045       9.28
         Taubman Centers, 8.30%, Series A...........      76,700      1,867,645       8.54
                                                                   ------------
                                                                     10,864,495
                                                                   ------------
         TOTAL SHOPPING CENTER......................                 13,246,095
                                                                   ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $49,987,060)................                 52,965,060
                                                                   ------------
             TOTAL EQUITIES (Identified
                cost -- $549,672,017)...............                546,689,784
                                                                   ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       -----------
COMMERCIAL PAPER                              3.79%
         United Bank of Switzerland Financial,
           1.13%, due 01/02/2003 (Identified
           cost -- $21,326,331)....................   $21,327,000     21,326,331
                                                                    ------------
TOTAL INVESTMENTS (Identified
  cost -- $570,998,348) .................... 100.89%                 568,016,115
LIABILITIES IN EXCESS OF OTHER ASSETS ...... (0.89)%                  (4,993,235)
                                                                    ------------
NET ASSETS ................................. 100.00%                $563,022,880
                                                                    ------------
                                                                    ------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2002

ASSETS:
    Investments in securities, at value (Identified
       cost -- $570,998,348) (Note 1).......................  $568,016,115
    Cash....................................................           950
    Dividends receivable....................................     3,950,930
    Receivable for fund shares sold.........................     2,586,338
    Receivable for investment securities sold...............        38,855
    Other assets............................................        16,749
                                                              ------------
         Total Assets.......................................   574,609,937
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     7,827,481
    Payable for fund shares redeemed........................     3,087,075
    Payable to investment adviser...........................       351,340
    Payable for shareholder servicing fees..................       124,437
    Payable for distribution fees...........................        75,412
    Payable to administrator................................        22,627
    Other liabilities.......................................        98,685
                                                              ------------
         Total Liabilities..................................    11,587,057
                                                              ------------
NET ASSETS..................................................  $563,022,880
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $557,409,541
    Accumulated net realized gain on investments............     8,595,572
    Net unrealized depreciation on investments..............    (2,982,233)
                                                              ------------
                                                              $563,022,880
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2002

CLASS A SHARES:
    NET ASSETS................................................  $164,607,372
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)............................    14,402,582
                                                                ------------
    Net asset value and redemption price per share............  $      11.43
                                                                ------------
                                                                ------------
    Maximum offering price per share ($11.43[div]0.955)(a)....  $      11.97
                                                                ------------
                                                                ------------
CLASS B SHARES:
    NET ASSETS................................................  $132,999,425
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)............................    11,902,751
                                                                ------------
    Net asset value and offering price per share(b)...........  $      11.17
                                                                ------------
                                                                ------------
CLASS C SHARES:
    NET ASSETS..............................................  $228,560,650
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    20,454,818
                                                              ------------
    Net asset value and offering price per share(b).........  $      11.17
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $ 36,855,433
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................     3,190,181
                                                              ------------
    Net asset value, offering, and redemption value per
       share................................................  $      11.55
                                                              ------------
                                                              ------------

-------------------

(a) On investments of $100,000 or more, the offering price is reduced.

(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Investment Income (Note 1):
    Dividend income.........................................    $ 34,809,021
    Interest income.........................................         244,556
                                                                ------------
         Total Income.......................................      35,053,577
                                                                ------------
Expenses:
    Investment advisory fees (Note 2).......................       3,462,455
    Distribution fees -- Class A (Note 2)...................         334,163
    Distribution fees -- Class B (Note 2)...................         872,960
    Distribution fees -- Class C (Note 2)...................       1,378,380
    Shareholder servicing fees -- Class A (Note 2)..........         133,665
    Shareholder servicing fees -- Class B (Note 2)..........         290,987
    Shareholder servicing fees -- Class C (Note 2)..........         459,460
    Administration and transfer agent fees (Note 2).........         516,549
    Registration and filing fees............................          91,384
    Professional fees.......................................          74,372
    Custodian fees and expenses.............................          60,357
    Directors' fees and expenses (Note 2)...................          40,363
    Line of credit fees (Note 6)............................          35,457
    Amortization of organization expenses (Note 1)..........          16,222
    Miscellaneous...........................................         174,045
                                                                ------------
         Total Expenses.....................................       7,940,819
                                                                ------------
Net Investment Income.......................................      27,112,758
                                                                ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized gain on investments........................      10,913,342
    Net change in unrealized appreciation/(depreciation) on
       investments..........................................     (27,654,408)
                                                                ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................     (16,741,066)
                                                                ------------
Net Increase in Net Assets Resulting from Operations........    $ 10,371,692
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2002   DECEMBER 31, 2001
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................    $ 27,112,758        $ 13,074,643
         Net realized gain/(loss) on
            investments.........................      10,913,342          (6,192,184)
         Net change in unrealized
            appreciation/(depreciation) on
            investments.........................     (27,654,408)         18,584,600
                                                    ------------        ------------
              Net increase in net assets
                resulting from
                operations......................      10,371,692          25,467,059
                                                    ------------        ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A...........................      (8,421,019)         (3,236,365)
              Class B...........................      (6,589,830)         (2,367,601)
              Class C...........................     (10,523,594)         (3,234,755)
              Class I...........................      (1,857,079)           (866,198)
         Net realized gain on investments:
              Class A...........................      (1,458,604)                 --
              Class B...........................      (1,208,145)                 --
              Class C...........................      (2,064,654)                 --
              Class I...........................        (310,959)                 --
         Tax return of capital:
              Class A...........................        (116,712)         (1,307,435)
              Class B...........................         (93,175)         (1,427,468)
              Class C...........................        (150,081)         (1,944,802)
              Class I...........................         (25,463)           (262,628)
                                                    ------------        ------------
                   Total dividends and
                     distributions to
                     shareholders...............     (32,819,315)        (14,647,252)
                                                    ------------        ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions........................     272,412,465         182,767,635
                                                    ------------        ------------
              Total increase in net assets......     249,964,842         193,587,442
    Net Assets:
         Beginning of year......................     313,058,038         119,470,596
                                                    ------------        ------------
         End of year............................    $563,022,880        $313,058,038
                                                    ------------        ------------
                                                    ------------        ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                       CLASS A
                                         ----------------------------------------------------------------
                                                           FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2002          2001          2000          1999          1998
--------------------------------         -----------   -----------   -----------   -----------    -------
Net asset value, beginning of year....     $11.69        $10.72        $ 9.03        $10.31       $ 12.32
                                           ------        ------        ------        ------       -------
Income from investment operations:
   Net investment income..............       0.72          0.72          0.74          0.76          0.73
   Net realized and unrealized
     gain/(loss) on investments.......      (0.15)         0.99          1.67         (1.32)        (2.00)
                                           ------        ------        ------        ------       -------
       Total from investment
         operations...................       0.57          1.71          2.41         (0.56)        (1.27)
                                           ------        ------        ------        ------       -------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.72)        (0.53)        (0.58)        (0.60)        (0.51)
   Net realized gain on investments...      (0.10)           --            --            --            --
   Tax return of capital..............      (0.01)        (0.21)        (0.14)        (0.12)        (0.23)
                                           ------        ------        ------        ------       -------
       Total dividends and
         distributions to
         shareholders.................      (0.83)        (0.74)        (0.72)        (0.72)        (0.74)
                                           ------        ------        ------        ------       -------
       Net increase/(decrease) in net
         asset value..................      (0.26)         0.97          1.69         (1.28)        (2.01)
                                           ------        ------        ------        ------       -------
Net asset value, end of year..........     $11.43        $11.69        $10.72        $ 9.03       $ 10.31
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------
Total investment return(b)............       4.73%        16.43%        27.55%        -5.42%       -10.56%(a)
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $164.6        $ 93.3        $ 44.9        $ 26.0       $  31.6
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------
Ratio of expenses to average daily net
 assets (before expense reduction)....       1.32%         1.41%         1.58%         1.70%         1.92%
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------
Ratio of expenses to average daily net
 assets (net of expense reduction)....       1.32%         1.41%         1.57%         1.60%         1.49%
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------
Ratio of net investment income to
 average daily net assets (before
  expense reduction)... ..............       6.28%         6.75%         7.76%         7.50%         5.89%
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       6.28%         6.75%         7.77%         7.60%         6.32%
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------
Portfolio turnover rate...............      30.87%        22.20%        30.36%        62.51%        96.47%
                                           ------        ------        ------        ------       -------
                                           ------        ------        ------        ------       -------

-------------------
(a) Total investment return would have been lower had certain fees not been reimbursed by the adviser.
(b) Does not reflect sales charges, which would reduce return.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                          CLASS B
                                          ----------------------------------------------------------------------
                                                                                                       FOR THE
                                                                                                        PERIOD
                                                                                                     JANUARY 15,
                                                                                                        1998(b)
                                                       FOR THE YEAR ENDED DECEMBER 31,                 THROUGH
                                          ---------------------------------------------------------  DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:              2002           2001           2000           1999          1998
--------------------------------          ------------   ------------   ------------   ------------  -----------
Net asset value, beginning of period...      $11.45         $10.59         $ 8.98         $10.27       $ 12.35
                                             ------         ------         ------         ------       -------
Income from investment operations:
   Net investment income...............        0.64           0.65           0.64           0.68          0.64
   Net realized and unrealized
     gain/(loss) on investments........       (0.16)          0.95           1.65          (1.29)        (2.01)
                                             ------         ------         ------         ------       -------
       Total from investment
         operations....................        0.48           1.60           2.29          (0.61)        (1.37)
                                             ------         ------         ------         ------       -------
Less dividends and distributions to
 shareholders from:
   Net investment income...............       (0.65)         (0.47)         (0.55)         (0.56)        (0.49)
   Net realized gain on investments....       (0.10)            --             --             --            --
   Tax return of capital...............       (0.01)         (0.27)         (0.13)         (0.12)        (0.22)
                                             ------         ------         ------         ------       -------
       Total dividends and distributions
       to shareholders..................      (0.76)         (0.74)         (0.68)         (0.68)        (0.71)
                                             ------         ------         ------         ------       -------
       Net increase/(decrease) in net
         asset value...................       (0.28)          0.86           1.61          (1.29)        (2.08)
                                             ------         ------         ------         ------       -------
Net asset value, end of period.........      $11.17         $11.45         $10.59         $ 8.98       $ 10.27
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------
Total investment return(c).............        4.01%         15.57%         26.31%         -5.98%       -11.37%(d),(e)
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).     $133.0         $ 85.2         $ 26.8         $ 15.1       $  10.1
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------
Ratio of expenses to average daily net
 assets (before expense reduction).....        1.97%          2.04%          2.23%          2.40%         2.60%(f)
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------
Ratio of expenses to average daily net
 assets (net of expense reduction).....        1.97%          2.04%          2.22%          2.26%         2.15%(f)
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)....................        5.59%          6.12%          7.11%          7.09%         5.99%(f)
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)....................        5.59%          6.12%          7.12%          7.23%         6.44%(f)
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------
Portfolio turnover rate................       30.87%         22.20%         30.36%         62.51%        96.47%(e)
                                             ------         ------         ------         ------       -------
                                             ------         ------         ------         ------       -------

-------------------
(b) Initial offering of shares.
(c) Does not reflect sales charges, which would reduce return.
(d) Total investment return would have been lower had certain fees not been reimbursed by the adviser.
(e) Not annualized.
(f) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                          CLASS C
                                          -----------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                         PERIOD
                                                                                                      JANUARY 14,
                                                                                                         1998(a)
                                                       FOR THE YEAR ENDED DECEMBER 31,                  THROUGH
                                          ---------------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:              2002           2001           2000           1999           1998
--------------------------------          ------------   ------------   ------------   ------------   -----------
Net asset value, beginning of period....    $  11.45       $  10.60         $ 8.97         $10.26       $ 12.31
                                            --------       --------         ------         ------       -------
Income from investment operations:
   Net investment income................        0.64           0.65           0.66           0.68          0.64
   Net realized and unrealized
     gain/(loss) on investments.........       (0.16)          0.94           1.65          (1.29)        (1.97)
                                            --------       --------         ------         ------       -------
       Total from investment
         operations.....................        0.48           1.59           2.31          (0.61)        (1.33)
                                            --------       --------         ------         ------       -------
Less dividends and distributions to
 shareholders from:
   Net investment income................       (0.65)         (0.47)         (0.55)         (0.56)        (0.49)
   Net realized gain on investments.....       (0.10)            --             --             --            --
   Tax return of capital................       (0.01)         (0.27)         (0.13)         (0.12)        (0.23)
                                            --------       --------         ------         ------       -------
       Total dividends and distributions
         to shareholders................       (0.76)         (0.74)         (0.68)         (0.68)        (0.72)
                                            --------       --------         ------         ------       -------
       Net increase/(decrease) in net
         asset value...................        (0.28)          0.85           1.63          (1.29)        (2.05)
                                            --------       --------         ------         ------       -------
Net asset value, end of period.........     $  11.17       $  11.45         $10.60         $ 8.97       $ 10.26
                                            --------       --------         ------         ------       -------
                                            --------       --------         ------         ------       -------
Total investment return(b).............         4.01%         15.46%         26.58%         -5.99%       -11.08%(c),(d)
                                            --------       --------         ------         ------       -------
                                            --------       --------         ------         ------       -------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).    $ 228.6        $ 115.4         $ 34.1         $ 19.6        $  13.2
                                            -------        -------         ------         ------        -------
                                            -------        -------         ------         ------        -------
Ratio of expenses to average daily net
 assets (before expense reduction)....         1.97%          2.04%          2.23%          2.39%          2.59%(e)
                                            -------        -------         ------         ------        -------
                                            -------        -------         ------         ------        -------
Ratio of expenses to average daily net
 assets (net of expense reduction)....         1.97%          2.04%          2.22%          2.25%          2.15%(e)
                                            -------        -------         ------         ------        -------
                                            -------        -------         ------         ------        -------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................         5.64%          6.14%          7.11%          7.09%          6.13%(e)
                                            -------        -------         ------         ------        -------
                                            -------        -------         ------         ------        -------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................         5.64%          6.14%          7.12%          7.23%          6.57%(e)
                                            -------        -------         ------         ------        -------
                                            -------        -------         ------         ------        -------
Portfolio turnover rate...............        30.87%         22.20%         30.36%         62.51%         96.47%(d)
                                            -------        -------         ------         ------        -------
                                            -------        -------         ------         ------        -------

-------------------
(a) Initial offering of shares.
(b) Does not reflect sales charges, which would reduce return.
(c) Total investment return would have been lower had certain fees not been reimbursed by the adviser.
(d) Not annualized.
(e) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                          CLASS I
                                          -----------------------------------------------------------------------
                                                                                                        FOR THE
                                                                                                         PERIOD
                                                                                                        JULY 15,
                                                                                                         1998(f)
                                                       FOR THE YEAR ENDED DECEMBER 31,                  THROUGH
                                          ---------------------------------------------------------   DECEMBER 31,
PER SHARE OPERATING PERFORMANCE:              2002           2001           2000           1999           1998
--------------------------------          ------------   ------------   ------------   ------------   -----------
Net asset value, beginning of period....      $11.81         $10.78         $ 9.00         $10.28       $ 11.99
                                              ------         ------         ------         ------       -------
Income from investment operations:
   Net investment income................        0.76           0.80           0.89           0.72          0.35
   Net realized and unrealized
     gain/(loss) on investments.........       (0.15)          0.97           1.64          (1.25)        (1.62)
                                              ------         ------         ------         ------       -------
       Total from investment
         operations.....................        0.61           1.77           2.53          (0.53)        (1.27)
                                              ------         ------         ------         ------       -------
Less dividends and distributions to
 shareholders from:
   Net investment income................       (0.76)         (0.57)         (0.61)         (0.62)        (0.20)
   Net realized gain on investments.....       (0.10)            --             --             --            --
   Tax return of capital................       (0.01)         (0.17)         (0.14)         (0.13)        (0.24)
                                              ------         ------         ------         ------       -------
       Total dividends and distributions
        to shareholders.................       (0.87)         (0.74)         (0.75)         (0.75)        (0.44)
                                              ------         ------         ------         ------       -------
       Net increase/(decrease) in net
         asset value....................       (0.26)          1.03           1.78          (1.28)        (1.71)
                                              ------         ------         ------         ------       -------
Net asset value, end of period..........      $11.55         $11.81         $10.78         $ 9.00       $ 10.28
                                              ------         ------         ------         ------       -------
                                              ------         ------         ------         ------       -------
Total investment return.................        5.03%         16.90%         29.05%         -5.12%       -10.59%(g),(h)
                                              ------         ------         ------         ------       -------
                                              ------         ------         ------         ------       -------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).      $ 36.9         $ 19.2         $ 13.7         $  2.8      $    0.3
                                              ------         ------         ------         ------      --------
                                              ------         ------         ------         ------      --------
Ratio of expenses to average daily net
 assets (before expense reduction).....         0.97%          1.08%          1.23%          1.34%         1.54%(i)
                                              ------         ------         ------         ------      --------
                                              ------         ------         ------         ------      --------
Ratio of expenses to average daily net
 assets (net of expense reduction).....         0.97%          1.08%          1.22%          1.26%         1.16%(i)
                                              ------         ------         ------         ------      --------
                                              ------         ------         ------         ------      --------
Ratio of net investment income to
 average daily net assets (before
  expense reduction)...................         6.66%          7.13%          8.11%          9.13%         7.48%(i)
                                              ------         ------         ------         ------      --------
                                              ------         ------         ------         ------      --------
Ratio of net investment income to
 average daily net assets (net of
  expense reduction)...................         6.66%          7.13%          8.12%          9.21%         7.86%(i)
                                              ------         ------         ------         ------      --------
                                              ------         ------         ------         ------      --------
Portfolio turnover rate................        30.87%         22.20%         30.36%         62.51%        96.47%(h)
                                              ------         ------         ------         ------      --------
                                              ------         ------         ------         ------      --------

-------------------
(f) Initial offering of shares.
(g) Total investment return would have been lower had certain fees not been reimbursed by the adviser.
(h) Not annualized.
(i) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Equity Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the mean of the current bid and asked prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes most closely reflect the value of such securities.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives.

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Organization Costs: All costs incurred in connection with organizing and establishing the fund are being amortized on the straight-line basis over a period of five years from the date on which the fund commenced operations. For the year ended December 31, 2002, the fund amortized $16,222 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the adviser) serves as the fund's investment adviser pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the adviser provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the adviser receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the fund. For the year ended December 31, 2002, the fund incurred $3,462,455 in advisory fees.

    Administration Fees: The fund has entered into an administration agreement with the adviser under which the adviser performs certain administrative functions for the fund and receives a fee of 0.02% of the fund's average daily net assets. For the year ended December 31, 2002, the fund paid the adviser $92,332 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC. (the distributor), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the fund.

    The fund has adopted a distribution plan (the plan) on behalf of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an

--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the year ended December 31, 2002, the fund paid $2,585,503 in fees under the plan.

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares. For the year ended December 31, 2002, the fund paid $884,112 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the adviser. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2002, fees and related expenses accrued for nonaffiliated directors totaled $40,363.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2002 totaled $396,502,348 and $138,517,253, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $385,431 for the year ended
December 31, 2002 which has been deducted from paid-in capital. The remaining distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                     FOR THE YEAR ENDED
                                                        DECEMBER 31,
                                                 ---------------------------
                                                     2002           2001
                                                 ------------   ------------
Ordinary income:
    Class A....................................  $  8,421,019   $  3,236,365
    Class B....................................     6,589,830      2,367,601
    Class C....................................    10,523,594      3,234,755
    Class I....................................     1,857,079        866,198

Long-term capital gains:
    Class A....................................     1,458,604             --
    Class B....................................     1,208,145             --
    Class C....................................     2,064,654             --
    Class I....................................       310,959             --

Tax return of capital:
    Class A....................................       116,712      1,307,435
    Class B....................................        93,175      1,427,468
    Class C....................................       150,081      1,944,802
    Class I....................................        25,463        262,628
                                                 ------------   ------------
         Total dividends and distributions to
            shareholders.......................  $ 32,819,315   $ 14,647,252
                                                 ------------   ------------
                                                 ------------   ------------

    At December 31, 2002 the cost of investments and net unrealized depreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $562,402,769
                                                    ------------
Gross unrealized appreciation.....................  $ 33,595,597
Gross unrealized depreciation.....................  $(27,982,251)
                                                    ------------
Net unrealized appreciation.......................  $  5,613,346
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2002, the fund decreased distributions in excess of net investment income by $278,764, decreased paid-in capital by $11,162,953 and increased accumulated net realized gain on investments by $10,884,189.

    For the year ended December 31, 2002, the fund utilized capital loss carryovers of $11,162,953.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                     FOR THE                     FOR THE
                                   YEAR ENDED                  YEAR ENDED
                                DECEMBER 31, 2002           DECEMBER 31, 2001
                            -------------------------   -------------------------
                              SHARES        AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ----------   ------------
CLASS A:
Sold......................   9,957,452   $120,267,487    5,803,678   $ 67,705,981
Issued as reinvestment of
  dividends...............     429,583      5,105,534      160,693      1,804,593
Redeemed..................  (3,964,624)   (47,209,619)  (2,169,889)   (24,825,426)
                            ----------   ------------   ----------   ------------
Net increase..............   6,422,411   $ 78,163,402    3,794,482   $ 44,685,148
                            ----------   ------------   ----------   ------------
                            ----------   ------------   ----------   ------------

                                     FOR THE                     FOR THE
                                   YEAR ENDED                  YEAR ENDED
                                DECEMBER 31, 2002           DECEMBER 31, 2001
                            -------------------------   -------------------------
                              SHARES        AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ----------   ------------
CLASS B:
Sold......................   5,827,715   $ 68,701,368    5,470,194   $ 62,153,645
Issued as reinvestment of
  dividends...............      95,347      1,112,708       27,618        305,474
Redeemed..................  (1,457,581)   (16,946,475)    (594,351)    (6,680,251)
                            ----------   ------------   ----------   ------------
Net increase..............   4,465,481   $ 52,867,601    4,903,461   $ 55,778,868
                            ----------   ------------   ----------   ------------
                            ----------   ------------   ----------   ------------

                                     FOR THE                     FOR THE
                                   YEAR ENDED                  YEAR ENDED
                                DECEMBER 31, 2002           DECEMBER 31, 2001
                            -------------------------   -------------------------
                              SHARES        AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ----------   ------------
CLASS C:
Sold......................  12,290,578   $144,545,239    8,030,878   $ 91,280,527
Issued as reinvestment of
  dividends...............     164,767      1,917,333       34,806        384,871
Redeemed..................  (2,076,089)   (23,991,499)  (1,203,828)   (13,383,490)
                            ----------   ------------   ----------   ------------
Net increase..............  10,379,256   $122,471,073    6,861,856   $ 78,281,908
                            ----------   ------------   ----------   ------------
                            ----------   ------------   ----------   ------------

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                     FOR THE                     FOR THE
                                   YEAR ENDED                  YEAR ENDED
                                DECEMBER 31, 2002           DECEMBER 31, 2001
                            -------------------------   -------------------------
                              SHARES        AMOUNT        SHARES        AMOUNT
                            ----------   ------------   ----------   ------------
CLASS I:
Sold......................   1,689,436   $ 20,434,570      350,247   $  3,939,307
Issued as reinvestment of
  dividends...............     122,895      1,480,769       72,768        822,985
Redeemed..................    (251,966)    (3,004,950)     (64,281)      (740,581)
                            ----------   ------------   ----------   ------------
Net increase..............   1,560,365   $ 18,910,389      358,734   $  4,021,711
                            ----------   ------------   ----------   ------------
                            ----------   ------------   ----------   ------------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc. has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2002, the fund had no loans outstanding. For the year ended December 31, 2002, the fund paid commitment fees of $35,457.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Equity Income Fund, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Equity Income Fund, Inc. (the 'Fund') at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 7, 2003

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        OVERSEEN
                                                                                                       WITHIN THE
                             POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
-------------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers ........   Director, chairman   Until next       Since      Chairman of Cohen &           8
757 Third Avenue              and secretary      election of    inception    Steers Capital
New York, New York                                directors                  Management, Inc., the
Age: 49                                                                      fund's investment
                                                                             manager.

Martin Cohen ............       Director,        Until next       Since      President of Cohen &          8
757 Third Avenue              president and      election of    inception    Steers Capital
New York, New York              treasurer         directors                  Management, Inc., the
Age: 54                                                                      fund's investment
                                                                             manager.

Gregory C. Clark ........        Director        Until next       Since      Private Investor. Prior       8
99 Jane Street                                   election of    inception    thereto, President of
New York, New York                                directors                  Wellspring Management
Age: 55                                                                      Group (investment
                                                                             advisory firm).

Bonnie Cohen ............        Director        Until next      2001 to     Consultant. Prior             8
1824 Phelps Place, N.W.                          election of     present     thereto, Undersecretary
Washington, D.C.                                  directors                  of State, United States
Age: 60                                                                      Department of State.

George Grossman .........        Director        Until next       Since      Attorney-at-law.              8
17 Elm Place                                     election of    inception
Rye, New York                                     directors
Age: 49

Richard J. Norman .......        Director        Until next      2001 to     Private Investor. Prior       8
7520 Hackamore Drive                             election of     present     thereto, Investment
Potomac, Maryland                                 directors                  Representative of
Age: 59                                                                      Morgan Stanley Dean
                                                                             Witter.

Willard H. Smith, Jr. ...        Director        Until next      1996 to     Director. Board member        8
7231 Encelia Drive                               election of     present     of Essex Property
La Jolla, California                              directors                  Trust, Inc., Highwoods
Age: 66                                                                      Properties, Inc. and
                                                                             Realty Income
                                                                             Corporation. Managing
                                                                             director at Merrill
                                                                             Lynch & Co., Equity
                                                                             Capital Markets
                                                                             Division from 1983 to
                                                                             1995.

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                                       27

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                  COHEN & STEERS                                        COHEN & STEERS
                EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       28

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and chairman

Martin Cohen
Director and president

Gregory C. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard J. Norman
Director

Willard H. Smith Jr.
Director

Adam Derechin
Vice president and assistant treasurer

Lawrence B. Stoller
Assistant secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUBADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, LLC
757 Third Avenue
New York, NY 10017

Nasdaq Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
               Class I - CSDIX

Web site: cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       29

COHEN & STEERS
EQUITY INCOME FUND
ANNUAL REPORT
DECEMBER 31, 2002

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                           STATEMENT OF DIFFERENCES
The section symbol shall be expressed as.................................   'SS'